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                                  EXHIBIT 18(h)

      Amended Schedule A to the Distribution and Shareholder Services Plan







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                                                     Dated: ____________, 1998


                                     Form of
                                Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated March 17, 1998

Name of Funds                                           Composition*
------------------------------                    -------------------------
The AmSouth Prime Obligations Fund --             Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Prime Obligations Fund.

The AmSouth Limited Maturity Fund --              Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Limited Maturity Fund.


The AmSouth Bond Fund -- Class B Shares           Annual rate of one percent
                                                  (1.00%) of the average daily
                                                  net assets of the AmSouth Bond
                                                  Fund.


The AmSouth Government Income Fund --             Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Government Income Fund.

The AmSouth Florida Tax-Free Fund --              Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Florida Tax-Free Fund.

The AmSouth Municipal Bond Fund --                Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Municipal Bond Fund.

The AmSouth Equity Fund --                        Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Equity Fund.

The AmSouth Regional Equity Fund --               Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Regional Equity Fund.

The AmSouth Balanced Fund--                       Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Balanced Fund.



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
The AmSouth Capital Growth Fund --                Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Capital Growth Fund.

The AmSouth Small Cap Fund --                     Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Small Cap Fund.

The AmSouth Equity Income Fund --                 Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Equity Income Fund.

The AmSouth Enhanced Market Fund --               Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Enhanced Market Fund

The AmSouth Large Cap Fund --                     Annual rate of one percent
Class B Shares                                    (1.00%) of the average daily
                                                  net assets of the AmSouth
                                                  Large Cap Fund

The AmSouth Institutional Prime                   Annual rate of twenty-five
Obligations Fund -- Class II Shares               one-hundredths of one percent
                                                  (0.25%) of the average daily
                                                  net assets of the AmSouth
                                                  Institutional Prime
                                                  Obligations Fund.

The AmSouth Institutional Prime                   Annual rate of fifty
Obligations Fund -- Class III Shares              one-hundredths of one percent
                                                  (0.50%) of the average daily
                                                  net assets of the AmSouth
                                                  Institutional Prime
                                                  Obligations Fund.

The AmSouth Institutional U.S. Treasury           Annual rate of twenty-five
Fund -- Class II Shares                           one-hundredths of one percent
                                                  (0.25%) of the average daily
                                                  net assets of the AmSouth
                                                  Institutional U.S. Treasury
                                                  Fund.


The AmSouth Institutional U.S. Treasury           Annual rate of fifty
Fund -- Class III Shares                          one-hundredths of one percent
                                                  (0.50%) of the average daily
                                                  net assets of the AmSouth
                                                  Institutional U.S. Treasury
                                                  Fund.


[SEAL]

                                                  AMSOUTH MUTUAL FUNDS


                                                  By:
                                                     -------------------------




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                                                  Name:
                                                       ------------------------
                                                  Title:
                                                       ------------------------

                                                  BISYS FUND SERVICES
                                                  LIMITED PARTNERSHIP

                                                  By: BISYS Fund Services, Inc.
                                                        General Partner


                                                  By:
                                                     --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------



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* All fees are computed and paid monthly.





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